SECURITIES AND EXCHANGE COMMISSION

Washington, DC20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

Commission File Number: 000-53750

PROTEONOMIX, INC.

(Name of Registrant in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	45-5185575 (I.R.S. Employer Identification No.)

145 Highview Terrace, Hawthorne, NJ	07506
(Address of Principal Executive Offices)	(Zip Code)

(973) 544-6116

(Issuer’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTNAT

Previous independent registered public accounting firm

(a) On May 21, 2012, Proteonomix, Inc. (the “Registrant” or the “Company”) was notified by Demetrius & Company, L.L.C. (“Demetrius”) that they have resigned as the Registrant’s independent registered public accounting firm. The resignation of Demetrius as the Company’s independent registered public accounting firm was accepted by the Company’s Board of Directors on May 21, 2012. Demetrius issued no reports on the Company’s financial statements and thus no reports contained an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle.

Demetrius had been retained by the Company on May 11, 2012. The previous independent registered accounting firm, JPDH & Company also did not issue any financial statements. The next previous independent public accounting firm KBL, LLP, issued financial statements for the years ended December 31, 2011 and 2010 containing explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has negative working capital, and substantial accumulated deficits. These factors raise substantial doubt about the ability of the Company to continue as a going concern.

During the period from May 11, 2012 through May 21, 2012, the Company had not had any disagreements with Demetrius on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Demetrius’ satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2011 and 2010 and through May 21, 2012, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Demetrius with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of this letter from Demetrius is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

As of the date of this Form 8-K, the Company has not yet engaged a new independent registered public accounting firm.

During the years ended December 31, 2011 and 2010, and through May 11, 2012, (the date Demetrius was appointed), the Company did not consult Demetrius with respect to the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)               Financial statements of business acquired.

Not applicable

(b)               Pro forma financial information.

Not applicable

(c)                Shell company transactions.

Not applicable

(d)               Exhibits

Exhibit No.	Description of Filing
16.1	Letter from Demetrius & Company, L.L.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEONOMIX, INC.

Dated: May 25, 2012

By: /s/Michael Cohen

Name:   Michael Cohen

              President